Mining Interests Owned By Subsidiaries and Joint Operations - Summary of Carrying Amount of Mining Interests by Property Owned by Subsidiaries (Parenthetical) (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Disclosure of mining assets and property, plant and equipment [abstract]
Assets not yet ready for intended use	$ 163	$ 378
Finance lease included in plant and equipment	222	278
Royalties included in production cost	$ 58	$ 78